SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	April 25, 2007
Strategic Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)
77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)
(312) 658-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Form 8-K filed on April 4, 2007 (the “April 4 8-K”), Strategic Hotel Funding L.L.C., a Delaware limited liability company (“SH Funding”), and Strategic Hotels & Resorts, Inc., a Maryland real estate investment trust and sole managing member of SH Funding (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (collectively, the “Initial Purchasers”) for the sale by SH Funding and the purchase by the Initial Purchasers of $150.0 million aggregate principal amount of 3.50% Exchangeable Senior Notes due 2012 of SH Funding (the “Notes”), which closed on April 4, 2007. The Purchase Agreement also granted the Initial Purchasers a 30-day option to purchase up to an additional $30.0 million aggregate principal amount of the Notes (the “Additional Notes”).

On April 25, 2007, the Company issued a press release announcing the closing of the private sale of the Additional Notes to the Initial Purchasers. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference, and is being filed pursuant to Rule 135c under the Securities Act of 1933, as amended.

The Notes and the Additional Notes were issued under an Indenture (the “Indenture”), dated as of April 4, 2007, by and among SH Funding, the Company and LaSalle Bank National Association, as trustee. The terms of the Notes and the Additional Notes were established pursuant to the Indenture and the form of the Notes attached thereto, a copy of which was filed as Exhibit 4.1 to the April 4 8-K and is incorporated herein by reference. Additional information pertaining to the Notes, the Additional Notes, the Indenture and the private offering is contained in Item 1.01 and Item 2.03 of the April 4 8-K and is incorporated herein by reference.

Item 2.03           Creation of a Direct financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 25, 2007, SH Funding issued $30 million aggregate principal amount of Additional Notes. Additional information pertaining to the Notes, the Additional Notes, the Indenture and the private offering is contained in Item 1.01 of this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On April 25, 2007, SH Funding issued $30 million aggregate principal amount of Additional Notes. Additional information pertaining to the Notes, the Additional Notes, the Indenture and the private offering is contained in Items 1.01 and 2.03 of this Current Report and is incorporated herein by reference.

SH Funding offered and sold the Additional Notes to the Initial Purchasers in reliance upon the exemption from registration provided by Section 4(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers then resold the Additional Notes only to qualified institutional buyers in the United States in reliance upon the exemption from registration provided by Rule 144A under the Securities Act. The Additional Notes and the underlying shares of Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits.
Exhibit Number	Description
99.1	Press Release, dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

April 25, 2007	By:	/s/ Paula Maggio
Name:	Paula Maggio
Title:	Vice President, Secretary and General Counsel

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